                          SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG

                            HORIZON PHARMACIES, INC.

                                       AND

                   THE SEVERAL PURCHASERS NAMED IN SCHEDULE I

                            DATED AS OF JUNE 15, 1998


                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I         DEFINITIONS.....................................................................................1

ARTICLE II        PURCHASE AND SALE OF SECURITIES.................................................................2

ARTICLE III       SECURITIES PURCHASE AGREEMENT...................................................................2

ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS................................................4

ARTICLE V         PURCHASERS' CONDITIONS TO CLOSING...............................................................4

ARTICLE VI        COMPANY CONDITIONS TO CLOSING...................................................................5

ARTICLE VII       MISCELLANEOUS...................................................................................5



SCHEDULES:
----------

Schedule I        -        Purchasers
Schedule II       -        Financial Statements

ANNEXES:
--------

Annex "A"         -        Warrant
Annex "B"         -        Registration Rights Agreement

                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of June 15, 1998, by and among HORIZON Pharmacies, Inc., a Texas corporation (the "Company"), and the several purchasers named in the attached Schedule I (collectively, the "Purchasers").

                                   WITNESSETH

         WHEREAS, the Company wishes to sell and issue to the Purchasers for an aggregate purchase price of $7,000,000, 736,838 shares of Common Stock (as hereinafter defined) at a price of $9.50 per share, and 41,000 Warrants (as hereinafter defined) at a price of $.001 per share (collectively, the "Securities"); and

         WHEREAS, the Purchasers wish to purchase the Securities on the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         For purposes hereof, the following terms shall have the meanings set forth below:

         1.01 "ARTICLES OF INCORPORATION" shall have the meaning given such term in Section 3.02.

         1.02 "AUDITED BALANCE SHEET" shall have the meaning given such term in Section 3.05.

         1.03 "BEST KNOWLEDGE" or "BEST OF ITS KNOWLEDGE" shall mean the due inquiry of the person making such statement of its officers, directors and appropriate employees and advisors who would reasonably be anticipated to have knowledge of such matter.

         1.04     "CLOSING" shall have the meaning set forth in Section 2.02.

         1.05 "CLOSING DATE" shall be the date of the Closing, which will be held at such time or times as provided in Section 2.02.

         1.06     "COMMISSION" shall mean the Securities and Exchange
Commission.

         1.07 "COMMON STOCK" shall mean the common stock of the company, par value $0.01 per share.

         1.08 "COMPANY" shall mean HORIZON Pharmacies, Inc., a Texas corporation.

         1.09 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         1.10 "FINANCIAL STATEMENTS" shall have the meaning given such term in Section 3.05.

         1.11 "PERSON" shall mean an individual, corporation, trust, partnership, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

         1.12 "PURCHASERS" shall have the meaning given in the preamble to this Agreement.

         1.13     "SEC REPORTS" shall have the meaning given such term in
Section 3.06.

         1.14 "SECURITIES" shall mean the Common Stock and Warrants to be purchased by the Purchasers.

         1.15 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         1.16 "WARRANTS" shall mean warrants to purchase shares of the Common Stock on the terms set forth herein.

                                  ARTICLE II

                         PURCHASE AND SALE OF SECURITIES

         2.01 SALE OF SECURITIES. Subject to all of the terms and conditions herein stated, the Company agrees to sell, assign, transfer and deliver to the Purchasers and the Purchasers agree to purchase from the Company on the Closing Date, the Securities at an aggregate purchase price of $7,000,000.

         2.02 TERMS OF WARRANTS. Each Warrant shall entitle the Purchasers to purchase one share of Common Stock at a purchase Price of $9.50 per share, upon terms and conditions substantially the same as those set forth in the Warrant attached hereto as Annex "A."

         2.03 CLOSING. The closing of the sale (the "Closing") referred to in Section 2.01 of this Agreement shall take place at 1:00 p.m. at the offices of Phillips McFall McCaffrey McVay & Murrah, P.C. 211 N.Robinson, 12th Floor, Oklahoma City, Oklahoma 73102, on June 15, 1998 (the "Closing Date"), or at such time or place as the parties hereto shall by written instrument designate.

         2.04 CLOSING DELIVERIES. At Closing, the Company shall issue and deliver to the Purchasers certificates in definitive form registered in the name of such Purchasers and representing the Common Stock and Warrants. As payment in full for the Securities, and against delivery of the certificates therefor as aforesaid, on the Closing Date each of the Purchasers shall: (i) deliver to the Company a check, payable to the order of HORIZON Pharmacies, Inc. in the amount set forth opposite the name of such Purchaser on
Schedule 1, (ii) transfer such sum to the account of the Company by wire transfer; or (iii) deliver or transfer such sum to the Company by any combination of such methods of payments.

         2.05 BROKERS' FEE. The Company agrees to pay at Closing and out of the proceeds of the sale of the Securities hereunder, to any broker agreed upon by the parties, a brokers' fee of no more than $150,000.

         2.06 REGISTRATION RIGHTS. At the Closing, the Company and each Purchaser shall enter into a Registration Rights Agreement having substantially the terms set forth in Appendix "B" attached hereto.

                                 ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.01 ORGANIZATION AND QUALIFICATIONS. The Company (i) has been duly incorporated, and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization; and (ii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company's condition (financial or otherwise), earnings, operations, business or business prospects.

         3.02 AUTHORIZATION. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, including but not limited to the execution and delivery by the Company of the Warrant and the Registration Rights Agreement and the issuance, sale and delivery of the Securities, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation of the Company, as amended (the "Articles of Incorporation"), or the Bylaws of the Company, as amended, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such Indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

         3.03 VALIDITY. This Agreement, the Warrant and the Registration Rights Agreement have been duly exercised and delivered by the Company and constitute the legal, valid and binding obligations of the company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditors' rights generally and by general principles of equity.

         3.04 AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of (i) 14,000,000 shares of Common Stock, $.01 par value, of which 4,517,387 shares were outstanding at June 1, 1998; and (ii) 1,000,000 shares of Preferred Stock, none of which were outstanding immediately prior to Closing. The designations, powers, preferences, rights qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Articles of Incorporation and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Upon receipt of payment for the Securities, such Securities will be validly issued, fully paid and nonassessable and shall not be subject to any preemptive rights.

         3.05 FINANCIAL STATEMENTS. The Company has furnished to the Purchasers the audited consolidated balance sheet (the "Audited Balance Sheet") of the Company as of December 31, 1997 and the related audited consolidated statements of income, shareholders' equity and cash flows of the Company for the years ended December 31, 1996 and 1997, and the unaudited consolidated balance sheet of the Company as of March 31, 1998 and the related unaudited consolidated statements of income, shareholders' equity and cash flows of the Company for the three months ended March 3, 1998 (collectively, the "Financial Statements"). All such Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except that such unaudited financial statements do not contain all of the required footnotes) and fairly present the financial position of the Company as of December 31, 1996 and 1997, respectively, and the results of the company's operations and cash flows for the years ended December 31, 1996 and 1997 and the three months ended March 31, 1998, respectively.

         3.06 NO MATERIAL MISREPRESENTATIONS. The Company has filed all reports (the "SEC Reports") required to be filed under the Exchange Act, and the SEC Reports, as of their respective dates, contained no untrue statement of a material fact or omission? to state a material fact necessary in order to make the statement made therein, in light of the circumstances under which they were made, not misleading. None of the written statements, documents or certificates delivered to the Purchasers in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to the Purchasers of which the Company is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial conditions, operations, property or affairs of the Company. Except as disclosed on the Company's quarterly report on Form 10-QSB for the period ended March 31, 1998, there have been no material developments with the Company since December 31, 1997.

         3.07 RECORD DATE. Since April 7, 1998, the record date for the Company's annual meeting of shareholders, the Company has not established any record date for a dividend or other corporate action, and the Company will not establish such a record date as of a date prior to the date each Purchaser becomes a recordholder of the Securities.

         3.08 FIRPTA. Collectively, the Company and its subsidiary are not a "United States real property holding corporation" within the meaning of
Section 897(c)(2) of the Internal Revenue Code of 1986, as amended.

         3.09 NO RESTRICTIONS. There are no restrictions in the Company's Articles of Incorporation or Bylaws, nor any contractual restrictions or other legal restrictions that would adversely affect any Purchaser in any manner different from any other security holder of the Company which owns less than 15% of the total number of shares of Common stock outstanding.

                                  ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         4.01 SUITABILITY. Each Purchaser represents and warrants to the Company that:

                  (a) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Securities or an investment company as defined in the Investment Company Act of 1940, as applicable;

                  (b) it has sufficient knowledge and experience in investing in companies similar to the Company in forms of the Company's stage of development so as to be able to evaluate the risks and merits of an investment in the Securities and is able financially to bear the risks thereof;

                  (c) it has had access to the SEC Reports and has been provided an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

                  (d) the Securities being issued to it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act; and

                  (e) it understands that (i) the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act; (ii) the Securities must be held a minimum of one year unless a settlement disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) the Securities will bear a legend to such effect; and (iv) the Company will make a notation on its transfer books to such effect.

                                    ARTICLE V

                        PURCHASERS' CONDITIONS TO CLOSING

         The obligation of each Purchaser to purchase the Securities under
Article II is, at its option, subject to the satisfaction, on or before the Closing Date of the following conditions:

         5.01 DOCUMENTS AND PROCEEDINGS. All documents and instruments to be delivered by the Company and all corporate and other proceedings in connection with this transaction shall have been so delivered and performed and shall be reasonably satisfactory to the Purchasers and their legal counsel.

         5.02 REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties contained in Article III shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

         5.03 PERFORMANCE. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date.

         5.04 SIMULTANEOUS TRANSACTIONS. The obligations of each of the Purchasers hereunder are subject to all of the transactions contemplated hereby closing automatically.

                                    ARTICLE VI

                          COMPANY CONDITIONS TO CLOSING

         The obligations of the Company to consummate the Closing hereunder and sell the Securities shall be subject to the satisfaction at or before the Closing of the following conditions:

         6.01 DOCUMENTS AND PROCEEDINGS. All documents and instruments to be delivered by the Purchasers and all corporate and other proceedings in connection with this transaction shall have been so delivered and performed and shall be reasonably satisfactory to the Company and its legal counsel.

         6.02 PERFORMANCE OF AGREEMENT. The Purchasers shall have performed and complied with all agreements contained herein required to be performed or complied with by them prior to or at the Closing Date.

         6.03 REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Purchasers contained in Article IV of this Agreement shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

                                   ARTICLE VII

                                  MISCELLANEOUS

         7.01 EXPENSES. Except as provided in Section 2.05(d), each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

         7.02 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein or in any instrument delivered to the Purchasers pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement, the issuance, sale and delivery of the Securities, and all statements contained in any instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

         7.03 PARTIES IN INTEREST. All representations, covenants and agreements contained in this Agreement by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Purchasers shall inure to the benefit of any and all subsequent holders from time to time of the Securities.

         7.04 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested or sent by telecopier or telex, addressed as follows:

                  (a) if to the Company, at 275 West Princeton Drive, Princeton, Texas 75407, Attention: Ricky D. McCord, President, with a copy to B. Kay Carol, Esq., Phillips McFall McCaffrey McVay and Murrah, P.C., 211 North Robinson, 12th Floor, Oklahoma City, Oklahoma 73102?; and

                  (b) if to the Purchasers, c/o White Rock Capital, Inc., at 3131 Turtle Creek Blvd., Suite 100, Dallas, Texas 75210?;

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other.

         7.05 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas;

         7.06 ENTIRE AGREEMENT. This Agreement, including the Schedules hereto, constitutes the sale and entire agreement of the parties with respect to the subject matter hereof. All Schedules are hereby incorporated herein by reference.

         7.07 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same counterpart.

         7.08 AMENDMENTS. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company.

         7.09 SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

         7.10 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

         IN WITNESS WHEREOF, the Company and each of the Purchasers have executed this Agreement as of the day and year first above written.


COMPANY:                             HORIZON PHARMACIES, INC.,
                                     a Texas corporation


                                     By:  /s/ Ricky D. McCord
                                        -----------------------------------
                                          Ricky D. McCord, President


PURCHASER:                           QUANTUM PARTNERS INC.


                                     By:
                                        -----------------------------------
                                          Joseph V. Barton

                                     COLLINS CAPITAL DIVERSIFIED FUND, L.P.


                                     By:
                                        -----------------------------------
                                          Joseph V. Barton

                                     WHITE ROCK CAPITAL PARTNERS, L.P.


                                     By:
                                        -----------------------------------
                                          Joseph V. Barton

                                     WHITE ROCK CAPITAL OFFSHORE, LTD.


                                     By:
                                        -----------------------------------
                                          Joseph V. Barton

                                     LEGION STRATEGIES LIMITED


                                     By:
                                        -----------------------------------
                                          Joseph V. Barton

                                     CAXTON INTERNATIONAL LIMITED


                                     By:
                                        -----------------------------------
                                          Joseph V. Barton

                                     WHITEROCK CAPITAL MANAGEMENT, L.P.


                                     By:
                                        -----------------------------------
                                          Joseph V. Barton


                                   SCHEDULE I

                                   PURCHASERS


                                                             NUMBER OF         NUMBER OF          AGGREGATE
                PURCHASER                                      SHARES         WARRANTIES       PURCHASE PRICE
                ---------                                      ------         ----------       --------------

Quantum Partners LDC                                          206,300            11,500          $1,959,860

White Rock Capital Partners, L.P.                             117,900             6,600           1,120,060

White Rock Capital Offshore, Ltd.                             184,300            10,000           1,750,860

Canton International Limited                                  116,000             6,400           1,083,000

Legion Strategies Limited                                      81,200             4,500             771,400

White Rock Capital Management, L.P. (#10)                      11,138               700             105,820

Collins Capital Diversified Fund, L.P.                         22,000             1,300             209,000
                                                             --------          --------        ------------

                              Total                           736,838            41,000          $7,000,000

                                   SCHEDULE II

                              FINANCIAL STATEMENTS


Attached.

                                    ANNEX "A"

                                     WARRANT

                                    ANNEX "B"

                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into this 15th day of June, 1998, by and among HORIZON Pharmacies, Inc., a Texas corporation (the "Corporation"), and Quantum Partners LDC, Collins Capital Diversified Fund, L.P., White Rock Capital Partners, L.P., White Rock Capital Offshore, Ltd., Legion Strategies Limited Caxton International Limited and White Rock Capital Management, L.P. (#10) (collectively, the "Selling Shareholders").

                              W I T N E S S E T H:

         WHEREAS, the Selling Shareholders have agreed to purchase an aggregate 736,838 shares (the "Shares") of the Corporation's common stock, $.01 par value (the "Common Stock"), and an aggregate 41,000 Common Stock purchase warrants (the "Warrants") pursuant to that certain Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement"), by and among the Corporation and the Selling Shareholders; and

         WHEREAS, pursuant to the terms of the Securities Purchase Agreement, the Corporation has granted to the Selling Shareholders certain registration rights with regard to the Securities;

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                 "COMMISSION" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                 "COMMON STOCK" shall mean the Corporation's common stock, $.01 par value, as constituted as of the date of this Agreement.

                 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                 "REGISTRABLE SHARES" shall mean the Shares and/or Warrant Shares, as the context requires.

                 "REGISTRATION EXPENSES" shall mean the expenses as described in Section 4.

                 "SHARES" shall have the meaning set forth in the recitals hereto and as adjusted for events under Section 6, but excluding Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them; or (b) publicly sold pursuant to Rule 144 under the Securities Act.

                 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                 "SELLING EXPENSES" shall mean the expenses so described in
         Section 4.

                 "SELLING SHAREHOLDERS" shall have the meaning set forth in the preamble to this Agreement.

                 "WARRANTS" shall have the meaning set forth in the recitals hereto and as adjusted for events under Section 6.

                 "WARRANT SHARES" shall have the meaning given such term in
         Section 2.

         2. REQUIRED REGISTRATION. (a) The Corporation shall promptly within 75 days following the date of this Agreement, file a registration statement on Form S-3 under the Securities Act for all of the Shares held by the Selling Shareholders, on the terms set forth herein. The Corporation shall be obligated to register Shares pursuant to this Section 2(a) on one occasion only; provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all such Shares shall have become and remain effective as contemplated in Section 3(a).

         3. REGISTRATION PROCEDURES. For any registration statement the Corporation is required to file under Section 2 above, the Corporation will:

                 (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until such time as all Shares (and Warrant Shares, as applicable) have been sold under such registration statement or may be freely sold in the public market without registration in reliance upon Rule 144(k);

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement in accordance with the Selling Shareholders' intended method of disposition set forth in such registration statement for such period.

                 (c) furnish to the Selling Shareholders and to each underwriter such number of copies of the registration statement and the prospectus included therein (including such preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Shares covered by such registration statement;

                 (d) use its best efforts to register or qualify the securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Selling Shareholders provided, however, that the Corporation shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                 (e) use its best efforts to list the Registrable Shares covered by such registration statement with any securities exchange on which the Common Stock of the corporation is then listed;

                 (f) immediately notify the Selling Shareholders at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Corporation has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to prepare and file post-effective amendment(s) to such prospectus disclosing the occurrence of such event and correcting such untrue or misleading statement; and

                 (g) make available for inspection by the Selling Shareholders and any attorney, accountant or other agent retained by the Selling Shareholders all financial and other records, pertinent corporate documents and properties of the Corporation and cause the Corporation's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         In connection with each registration hereunder, the Selling Shareholders will furnish to the Corporation in writing such information with respect to them and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with Federal and applicable state securities laws.

         4. EXPENSES. All expenses incurred by the Corporation in complying with Section 3 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars ad costs of insurance, but excluding any Selling Expenses, are called "Registration Expenses."

         The Corporation will pay all Registration Expenses in connection with such registration statement under Section 3. all Selling Expenses in connection with each registration statement under Section 3 shall be borne by the Selling Shareholders in proportion to the number of Registrable Shares sold by them to the number of shares sold by participating sellers other than the Corporation (except to the extent the Corporation shall be a seller) as they may agree.

         5. INDEMNIFICATION AND CONTRIBUTION. (a) In the event of a registration of any of the Registrable Shares under the Securities Act pursuant to Section 3, the Corporation will indemnify and hold harmless the Selling Shareholders, each underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares was registered under the Securities Act pursuant to Section 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Selling Shareholders, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Corporation will not be liable in any such case if and to the extent that any such loss, claim damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Selling Shareholders, any such underwriter or any such enrolling person in writing specifically for use in such registration statement or prospectus.

                 (b) In the event of a registration of any of the Registrable Shares under the Securities Act pursuant to Section 3, the Selling Shareholders will indemnify and hold harmless the Corporation, each person, if any, who controls the corporation within the meaning of the Securities Act, each officer of the Corporation who signs the registration statement, each director of the Corporation, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Corporation or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such leases, claims damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such securities were registered under the Securities Act pursuant to Section 3, any preliminary prospectus or fiscal prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Selling Shareholders will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Selling Shareholders, as sellers, furnished in writing to the Corporation by the Selling Shareholders specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Selling Shareholders hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expenses which is equal to the proportion that the public offering price of the shares sold by the Selling Shareholders under such registration statement bears to the total public offering price of all securities from the sale of the Registrable Shares covered by such registration statement.

                 (c) Promptly after receipt by the indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 5 and shall only relieve it from any liability which it may have to such indemnified party under this Section 5 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice form the indemnifying party to such indemnified party of its election so to assure and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action included both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                 (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Selling Shareholders, or any controlling person thereof, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to approve or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Selling Shareholder or pay such controlling person in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Corporation and the Selling Shareholders will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Selling Shareholders are responsible for the portion represented by the percentage that the public offering price of their Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Corporation is responsible for the remaining portion; provided, however, that, in any such case, (A) the Selling Shareholders will not be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         6. CHANGES IN CAPITAL STOCK. If, and as often as, there is any change in the Common Stock of the Corporation by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         7. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Shares to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Corporation under the Securities Act shall have become effective, the Corporation agrees to:

                 (a) take and keep public information available, as those terms are understood and defined in Rule 144 and under the Securities Act;

                 (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act; and

                 (c) furnish to the Selling Shareholders forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and rush other reports and documents so filed by the Corporation as such holder may reasonably request in availing itself of any rule or regulations of the Commission allowing the Selling Shareholders to sell any securities without registration.

         8. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The Corporation represents and warrants to the Selling Shareholders as follows:

                 (a) The execution, delivery and performance of this Agreement by the Corporation have been duly authorized by all requisite corporate action and will not violate any provisions of law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of the Corporation or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge of encumbrance of any nature whatsoever upon any of the properties or assets of the Corporation.

                 (b) This Agreement has been executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation, enforceable in accordance with its terms.

         9.      MISCELLANEOUS.

                 (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Shares or Warrant Shares), whether so expressed or not

                 (b) Any notice relating to this Agreement shall be deemed sufficiently given and served for all purposes if given by a telegram filed, charges prepaid, or a writing deposited in the United States mail, postage prepaid and registered or certified within the Continental United States, addressed as follows:

                 If to the Corporation:

                         Horizon Pharmacies, Inc.
                         Attention:  Ricky D. McCord, President
                         275 W. Princeton Drive
                         Princeton, Texas 75207

                 with copies to:

                         Phillips McFall McCaffrey McVay & Murrah, P.C.
                         Attention:  B. Kay Carrol, Esq.
                         12th Floor, 211 N. Robinson
                         Oklahoma City, Oklahoma  73102

                 If to the Selling Shareholders:

                         c/o White Rock Capital, Inc.
                         3131 Turtle Creek Blvd.
                         Suite 800?
                         Dallas, Texas  75219

         Any notice so duly sent by mail shall be deemed given two (2) days after deposit in a proper governmental mailing facility and nay notice given by telegram shall be deemed given on the day such notice is delivered to the telegram company, charges paid.

                 (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

                 (d) This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Corporation and the Selling Shareholders.

                 (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                 (f) Notwithstanding the provisions of Section 3(a), the Corporation's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 60 days in any 24-month period if there exists at the time material non-public information relating to the Corporation which, in the reasonable opinion of the Corporation, should not be disclosed.

                 (g) The Corporation shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.

                 (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.


CORPORATION:                           HORIZON PHARMACIES, INC.,
                                       a Texas corporation


                                       By:
                                          -----------------------------------
                                            Ricky D. McCord, President


SELLING SHAREHOLDERS:                  QUANTUM PARTNERS INC.


                                       By:
                                          -----------------------------------


                                       COLLINS CAPITAL DIVERSIFIED FUND, L.P.


                                       By:
                                          -----------------------------------


                                       WHITE ROCK CAPITAL PARTNERS, L.P.


                                       By:
                                          -----------------------------------


                                       WHITE ROCK CAPITAL OFFSHORE, LTD.


                                       By:
                                          -----------------------------------


                                       LEGION STRATEGIES LIMITED


                                       By:
                                          -----------------------------------

                                       CAXTON INTERNATIONAL LIMITED


                                       By:
                                          -----------------------------------


                                       WHITEROCK CAPITAL MANAGEMENT, L.P. (#10)


                                       By:
                                          -----------------------------------

















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